UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2013

BOLDFACE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-148722	02-0811868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1309 Pico Blvd. Suite A Santa Monica, CA (Address of Principal Executive Offices)	90405 (Zip Code)

Registrant’s telephone number, including area code:  (310) 450-4501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 8, 2013 (the “Dismissal Date”), upon recommendation from the Board of Directors (the “Board of Directors”) of BOLDFACE Group, Inc. (the “Company”), the Company dismissed Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm.

Friedman’s report on the Company’s financial statements for each of the fiscal years ended June 30, 2013 and June 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company’s ability to continue as a going concern.

During each of the fiscal years ended June 30, 2013 and June 30, 2012, and from June 30, 2013 through the Dismissal Date, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference thereto in its report on the Company’s financial statements for such year; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On November 8, 2013, the Company, upon recommendation from the Board of Directors, engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm.  During each of the fiscal years ended June 30, 2013 and June 30, 2012, and from June 30, 2013 through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted Marcum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Friedman with a copy of this Current Report on Form 8-K (this “Report”) and requested that Friedman provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with the disclosures contained in this Report. A copy of Friedman’s letter, dated November 14, 2013, is attached as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)           The following exhibits are filed with this Report:

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from Friedman LLP, dated November 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, BOLDFACE Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLDFACE GROUP, INC.

/s/ Ashumi Shippee
Ashumi Shippee
Chief Financial Officer

Dated: November 14, 2013